U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                                FORM 8-K - AMENDED

                                        CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                                    EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   _____

                         LIGHT MANAGEMENT GROUP, INC.

                (Exact name of registrant as specified in its charger)

            Nevada                          002-97370-A              59-2091510

(State or Other Jurisdiction          (Commission          (IRS Employer
        of Incorporation)                   File Number)   Identification No.)


3060 Mainway Drive, Suite 301, Burlington, Ontario, Canada L7M 1A3

             (Address of principal executive offices)              (Zip Code)

Registrants telephone number:     (800) 877-5647

                                     Triton Acquisition Corporation
                               211 West Wall, Midland, Texas 79701

                   (Former name or address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

     1.     i.     Registrant's independent accountant, S.W. Hatfield, CPA, has resigned, effective December 10, 1999.

             ii. See Exhibit A, resignation letter from S.W. Hatfield regarding information required by Item 304, 4(a)(1)(ii) of Regulaiton S-K.

             iii. The change in accountants was not recommended or approved by the Board of Directors.

             iv. See Exhibit A, resignation letter from S.W. Hatfield regarding information required by Item 304, 4(a)(1)(iv) of Regulaiton S-K.

             v. See Exhibit A, resignation letter from S.W. Hatfield, regarding information required by Item 304, 4(a)(1)(v) of Regulation S-K.

     2. Registrant has retained the services of James E. Slayton, CPA, 2858 West Market Street, Suite C, Fairlawn, OH 44333, as the principal independent accountant, effective January 20, 2000. Registrant, or someone on registrant's behalf, has not contacted the accountant prior to his reply regarding:

          i. The application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

          ii. Any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

     3. Registrant has provided the former accountant with a copy of the disclosures made herein and requested the former accountant to furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in this filing, and, if not, stating the respects in which it does not agree. Such response stating no disagreement is attached hereto as Exhibit B.

Item 5.  Other Events

The registrants Chief Financial Officer, Eva Sigfreid, has resigned from the Company.


SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIGHT MANAGEMENT GROUP, INC.


Dated: _____                      By: /s/ Barrington L. Simon
                                          Barrington L. Simon
                                          Chief Executive Officer

Exhibit A
Letter of Resignation

S.W. HATFIELD, CPA
certified public accountants

Member:     American Institute of Certified Public Accountants
                    SEC Practice Section
                    Information Technology Section
                    Texas Society of Certified Public Accountants

                                                   December 10, 1999

Board of Directors
i/c/o LIGHT MANAGEMENT GROUP, INC.
     (formerly Triton Acquisition Corporation)
3060 Mainway Drive, Suite 301
Burlington Ontario L7M 1A3
CANADA

Gentleman:

In June 1999, Light Management Group, Inc. (formerly Triton Acquisition Corporation) (SEC File #333-79959) (Company) filed a Form S-4, Registration of Securities Issued in a Business Combination Transaction (SEC Registration #002-97360-A). Please be advised that this document did not contain an incorporation by reference of the Company's Form 10-KSB filed as of and for the year ended December 31, 1998. Additionally, this firm was not provided a copy of the filing prior to its submission to the U.S. Securities and Exchange Commission as required by our engagement letter with Company dated December 30, 1998 and, accordingly, this firm was not requested to and did not provide a consent of independent certified public accountants to be filed as an exhibit in the aforementioned June 1999 Form S-4. It is our opinion and position that the Form S-4, filed in June 1999, is deficient and incomplete based upon the requirements and Regulations of the U.S. Securities and Exchange Commission.

We have searched the U.S. Securities and Exchange Commission EDGAR database and another commercial database and are unable to verify that the Company has filed the required Form 10-QSB as of and for the respective quarters ended June 30, 1999 and September 30, 1999.

Further, we have hade no communication from Company officers and/or directors and/or corporate legal counsel since the change in control of the Company during May 1999.

                      Use our past to assist your futuresm

P.O. Box 820395                                9002 Green Oaks Circle, 2nd Floor
Dallas, Texas 75382-0395                                Dallas, Texas 75243-7212
214-342-9635 (voice)                                          (fax) 214-342-9601
800-244-0639                                                      SWHCPA@aol.com


Board of Directors
i/c/o Mr. Barrington L. Simon, President
LIGHT MANAGEMENT GROUP, INC.
   (formerly Triton Acquisition Corporation)
December 10, 1999
Page 2


Accordingly, we hereby resign as auditors for Light Management Group, Inc. (formerly Triton Acquisition Corporation) (SEC File #333-79959), effective immediately.

We hereby confirm that the client-auditor relationship between Light Management Group, Inc. (formerly Triton Acquisition Corporation (SEC File #333-79959) and
S. W. Hatfield, CPA (formerly S.W. Hatfield + Associates) has ceased.

Very truly yours,
S. W. HATFIELD, CPA

/s/ Scott W. Hatfield, CPA

Scott W. Hatfield, CPA

SWH/

cc:     Office of the Chief Accountant
          SECPS Letter File
          Securities and Exchange Commission
          Mail Stop 9-5
          450 Fifth Street, NW
          Washington, DC 20549



Exhibit B
Responsive Comment Letter

S. W. HATFIELD, CPA
certified public accountants

Member:     American Institute of Certified Public Accountants
                    SEC Practice Section
                    Information Technology Section
                    Texas Society of Certified Public Accountants

                                                   January 24, 2000

U. S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington DC 20549

Gentleman:

On January 24, 2000, this firm received and reviewed Item 4 - Changes in Registrant's Certifying Accountant of the Form 8-K to be filed by Light Management Group, Inc. (formerly Triton Acquisition Corp.) (SEC File #002-97370-A) during January 2000.

We have no disagreements with the statements made within Item 4 of the referenced Form 8-K.

Yours truly,
S. W. HATFIELD, CPA

/s/ Scott W. Hatfield, CPA

Scott W. Hatfield, CPA

SWH/





                          Use our past to assist your futuresm

P.O. Box 820395                                9002 Green Oaks Circle, 2nd Floor
Dallas, Texas 75382-0395                                Dallas, Texas 75243-7212
214-342-9635 (voice)                                          (fax) 214-342-9601
800-244-0639                                                      SWHCPA@aol.com